Exhibit 99.1

Tenneco Reports Third Quarter 2016 Results

  Record third quarter revenue of $2.1 billion
  Record third quarter EBIT of $152 million
  Record third quarter net income and EPS
  Record cash from operations of $139 million
  Continued year-over-year margin improvement

LAKE FOREST, Ill.--(BUSINESS WIRE)--October 28, 2016--Tenneco (NYSE: TEN) reported third quarter net income of $180 million, or $3.21 per diluted share, which included the benefit of a foreign tax credit adjustment, compared with net income of $52 million, or 88-cents per diluted share in third quarter 2015. Adjusted net income increased 18% to $86 million, or $1.53 per diluted share, versus $73 million or $1.22 per share a year ago.

Revenue

Total revenue in the third quarter was $2.1 billion, up 4% year-over-year on strong global light vehicle revenues, driven by both the Clean Air and Ride Performance product lines.

On a constant currency basis, total revenue increased 5% to $2.1 billion, driven by a 9% increase in global light vehicle revenue, outpacing 5% growth in global light vehicle industry production. Tenneco’s OE commercial truck and off-highway revenue was down due to a significant off-highway market decline in North America. Global aftermarket revenue was slightly lower versus a year ago. Value-add revenue was up 6% versus last year.

"We delivered another record quarter, driven by the strength of our light vehicle business globally where we have an outstanding platform position across a broad base of customers. Strong volumes on key platforms and the launch of new light vehicle programs fueled our top-line growth. While light vehicle revenue nearly doubled industry growth, we saw a sharp decline in off-highway revenue as a result of weaker than expected off-highway market conditions in North America,” said Gregg Sherrill, chairman and CEO, Tenneco. “We also delivered record high earnings and did an excellent job converting earnings to cash, which contributed to a very strong third quarter cash performance.”

EBIT

Third quarter EBIT (earnings before interest, taxes and noncontrolling interests) increased 31% to $152 million, versus $116 million a year ago.

Adjusted EBIT rose 5% year-over-year to $159 million compared with $151 million. Both EBIT and adjusted EBIT were record high results for the third quarter, driven by higher global light vehicle volumes and the strength of Tenneco’s light vehicle platform position including new platform launches and operational improvements in China and Europe.

Adjusted third quarter 2016 and 2015 results

(millions except per share amounts)	Q3 2016					Q3 2015
			Net income					Net income
			attributable to					attributable to
	EBITDA*	EBIT	Tenneco Inc.		Per Share	EBITDA*	EBIT	Tenneco Inc.	Per Share
Earnings Measures	$205	$152	$180		$3.21	$169	$116	$52	$0.88

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	7	7	6		0.10	31	35	33	0.55
Costs related to refinancing	-	-	5		0.09	-	-	-	-
Net tax adjustments	-	-	(105)	**	(1.87)	-	-	(12)	(0.21)

Non-GAAP earnings measures	$212	$159	$86		$1.53	$200	$151	$73	$1.22
* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
** Tax adjustments are related to foreign tax credits available for carryforward.
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Third quarter EBIT margin

In the third quarter 2016, Tenneco EBIT as a percent of revenue was 7.3%, an improvement of 160 basis points year-over-year, and adjusted EBIT as a percent of value-add revenue increased by 20 basis points to 9.9%. The improvement was primarily driven by capitalizing on light vehicle growth in excess of industry production.

	Q3 2016	Q3 2015

EBIT as a percent of revenue	7.3%	5.7%
EBIT as a percent of value-add revenue	9.4%	7.5%

Adjusted EBIT as a percent of revenue	7.6%	7.5%
Adjusted EBIT as a percent of value-add revenue	9.9%	9.7%

Cash

Tenneco generated record third quarter cash from operations of $139 million by converting earnings growth to cash and managing working capital.

During the quarter the company repurchased approximately 1.7 million shares of common stock for $89 million. Since announcing its share repurchase program in 2015, Tenneco has repurchased a total of 7.0 million shares of common stock for $359 million, representing 11% of shares outstanding at that time.

OUTLOOK

(Note: all forward looking revenue estimates reflect constant currency.)

In the fourth quarter, Tenneco expects total revenue growth of 3% versus a year ago. Higher light vehicle revenue is expected to outpace global light vehicle industry production. Commercial truck revenue will be roughly in line with industry truck production and off-highway revenue is expected to be down year-over-year, reflecting further weakness in the Europe and North America off-highway markets compared with a year ago. In total, OE commercial truck and off-highway revenue is expected to be similar to third quarter revenues. The global aftermarket is expected to make a solid contribution in the fourth quarter.

For the full year, Tenneco expects to outpace aggregate industry production* by 3% for total revenue growth of 6% versus a year ago. The company also expects revenue growth outpacing industry production in 2017 and 2018 as indicated in Tenneco’s January 2016 revenue estimates.

“We expect continued revenue growth in the fourth quarter and we’re on pace to meet our revenue expectations for the full year. In addition to a strong revenue performance, we expect to deliver full-year margin improvement in 2016,” said Sherrill. “Looking beyond this year, we are capitalizing on growth opportunities in both product lines and we’re confident that we’ll continue our track record of delivering profitable growth.”

*Aggregate Industry Production: IHS Automotive October 2016 global light vehicle production forecasts, Power Systems Research (PSR) October 2016 forecast for global commercial truck and buses, PSR off-highway engine production in North America and Europe and Tenneco estimates.

Attachment 1
Statements of Income – 3 Months
Statements of Income – 9 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 9 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 9 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 9 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 9 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment Commercial Truck, Off-Highway and other revenues – 3 Months and 9 Months

CONFERENCE CALL

The company will host a conference call on Friday, October 28, 2016 at 8:30 a.m. ET. The dial-in number is 888-606-7037 (domestic) or 630-395-0149 (international). The passcode is TENNECO. The call and accompanying slides will be available on the “Investors” section of the Tenneco web site at www.investors.tenneco.com. A recording of the call will be available one hour following completion of the call on October 28, 2016 through November 28, 2016. To access this recording, dial 866-415-8413 (domestic) or 203-369-0706 (international). The purpose of the call is to discuss the company’s operations for the third fiscal quarter of 2016, as well as provide updated information regarding matters impacting the company’s outlook.

Tenneco is an $8.2 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 30,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomers.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; and Tenneco’s status as supplier for the existing program and its relationship with the customer. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Unless otherwise indicated, our revenue estimate methodology does not attempt to forecast currency fluctuations, and accordingly, reflects constant currency. For certain additional assumptions upon which these estimates are based, see the slides accompanying the October 28, 2016 webcast, which will be available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

(iv) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(vi) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(ix) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current European cost reduction initiatives, and to realize anticipated benefits from these plans;

(x) economic, exchange rate and political conditions in the countries where we operate or sell our products;

(xi) workforce factors such as strikes or labor interruptions;

(xii) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(xiii) the negative impact of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

(xiv) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xv) product warranty costs;

(xvi) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;

(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;

(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xix) changes in accounting estimates and assumptions, including changes based on additional information;

(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;

(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2015.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2016		2015
Net sales and operating revenues
Clean Air Division - Value-add revenues	$976		$933
Clean Air Division - Substrate sales	484		475
Ride Performance Division - Value-add revenues	636		617
	$2,096		$2,025

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,741	(a)	1,707	(d)
Engineering, research and development	41		35	(d)
Selling, general and administrative	109	(a)	113	(d)
Depreciation and amortization of other intangibles	53		53	(d)
Total costs and expenses	1,944		1,908

Loss on sale of receivables	(2)		(1)
Other income (expense)	2		-
Total other income (expense)	-		(1)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	111	(a)	103	(d)
Ride Performance Division	63	(a)	27	(d)
Other	(22)		(14)
	152		116

Interest expense (net of interest capitalized)	24	(b)	16
Earnings before income taxes and noncontrolling interests	128		100

Income tax expense (benefit)	(69)	(c)	34	(e)
Net income	197		66

Less: Net income attributable to noncontrolling interests	17		14
Net income attributable to Tenneco Inc.	$180		$52

Weighted average common shares outstanding:
Basic	55.7		59.6
Diluted	56.2		60.0

Earnings per share of common stock:
Basic	$3.24		$0.89
Diluted	$3.21		$0.88
(a) Includes restructuring and related charges of $7 million pre-tax, $6 million after tax or $0.10 per diluted share. Of the amount, $3 million is recorded in cost of sales and $4 million is recorded in selling, general and administrative expenses. $2 million is recorded in the Clean Air Division and $5 million is recorded in the Ride Performance Division.

(b) Includes pre-tax expenses of $8 million, $5 million after tax or $0.09 per diluted share for costs related to refinancing activities.

(c) Includes net tax benefits of $105 million or $1.87 per diluted share for tax adjustments related to foreign tax credits available for carryforward.

(d) Includes restructuring and related charges of $35 million pre-tax, $33 million after tax or $0.55 per diluted share. Of the amount, $27 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $4 million is recorded in depreciation and amortization. $4 million is recorded in the Clean Air Division and $31 million is recorded in the Ride Performance Division.

(e) Includes net tax benefits of $12 million or $0.21 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
NINE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2016		2015
Net sales and operating revenues
Clean Air Division - Value-add revenues	$3,014		$2,840
Clean Air Division - Substrate sales	1,513		1,434
Ride Performance Division - Value-add revenues	1,917		1,904
	$6,444		$6,178

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	5,321	(a)	5,157	(d)
Engineering, research and development	117		114	(d)
Selling, general and administrative	390	(a)	359	(d)
Depreciation and amortization of other intangibles	159	(a)	154	(d)
Total costs and expenses	5,987		5,784

Loss on sale of receivables	(4)		(3)
Other income (expense)	-	(a)	-
Total other income (expense)	(4)		(3)

Earnings before interest expense, income taxes,
and noncontrolling interests
Clean Air Division	356	(a)	301	(d)
Ride Performance Division	184	(a)	151	(d)
Other	(87)		(61)
	453		391

Interest expense (net of interest capitalized)	76	(b)	49
Earnings before income taxes and noncontrolling interests	377		342

Income tax expense	5	(c)	122	(e)
Net income	372		220

Less: Net income attributable to noncontrolling interests	49		41
Net income attributable to Tenneco Inc.	$323		$179

Weighted average common shares outstanding:
Basic	56.5		60.4
Diluted	57.0		60.9

Earnings per share of common stock:
Basic	$5.72		$2.97
Diluted	$5.67		$2.94
(a) Includes restructuring and related charges of $26 million pre-tax, $23 million after tax or $0.40 per diluted share. Of the amount, $9 million is recorded in cost of sales, $12 million is recorded in selling, general and administrative expenses, $3 million is recorded in depreciation and amortization and $2 million is recorded in other income (expense). $3 million is recorded in the Clean Air Division and $23 million is recorded in the Ride Performance Division.

(b) Includes pre-tax expenses of $24 million, $15 million after tax or $0.27 per diluted share for costs related to refinancing activities.

(c) Includes net tax benefits of $106 million or $1.85 per diluted share for tax adjustments related to foreign tax credits available for carryforward.

(d) Includes restructuring and related charges of $47 million pre-tax, $43 million after tax or $0.71 per diluted share. Of the amount, $37 million is recorded in cost of sales, $5 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $4 million is recorded in depreciation and amortization. $7 million is recorded in the Clean Air Division and $40 million is recorded in the Ride Performance Division.

(e) Includes net tax benefits of $9 million or $0.16 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		September 30, 2016		December 31, 2015

Assets

	Cash and cash equivalents	$324		$287

	Restricted cash	2		1

	Receivables, net	1,298	(a)	1,112	(a)

	Inventories	753		682

	Other current assets	300		229

	Investments and other assets	407		413

	Plant, property, and equipment, net	1,322		1,243

	Total assets	$4,406		$3,967

Liabilities and Shareholders' Equity

	Short-term debt	$124		$86

	Accounts payable	1,457		1,376

	Accrued taxes	47		37

	Accrued interest	13		4

	Other current liabilities	304		291

	Long-term debt	1,310	(b)	1,124	(b)

	Deferred income taxes	8		7

	Deferred credits and other liabilities	433		524

	Redeemable noncontrolling interests	35		43

	Tenneco Inc. shareholders' equity	635		433

	Noncontrolling interests	40		42

	Total liabilities, redeemable noncontrolling interests
	and shareholders' equity	$4,406		$3,967

		September 30, 2016		December 31, 2015
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$206		$174

		September 30, 2016		December 31, 2015
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$309		$105
	Term loan A (Due 2019)	274		285
	6.875% senior notes (Due 2020)	-		500
	5.000% senior notes (Due 2026)	500		-
	5.375% senior notes (Due 2024)	225		225
	Other long term debt	2		9

		$1,310		$1,124

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	September 30,
	2016	2015

Operating activities:
Net income	$197	$66
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	53	53
Stock-based compensation	3	4
Deferred income taxes	(86)	12
Loss on sale of assets	1	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(10)	(17)
(Inc.)/dec. in inventories	(12)	(19)
(Inc.)/dec. in prepayments and other current assets	(34)	(1)
Inc./(dec.) in payables	(7)	7
Inc./(dec.) in accrued taxes	1	(29)
Inc./(dec.) in accrued interest	9	12
Inc./(dec.) in other current liabilities	10	13
Changes in long-term assets	1	-
Changes in long-term liabilities	11	2
Other	2	2
Net cash provided by operating activities	139	106

Investing activities:
Proceeds from sale of assets	1	1
Cash payments for plant, property & equipment	(74)	(71)
Cash payments for software-related intangible assets	(6)	(5)
Change in restricted cash	1	-
Net cash used by investing activities	(78)	(75)

Financing activities:
Issuance of common shares	7	-
Purchase of common stock under the share repurchase program	(89)	(114)
Tax impact from stock-based compensation	(11)	(5)
Issuance of long-term debt	2	1
Retirement of long-term debt	(179)	(4)
Net inc./(dec.) in bank overdrafts	(1)	(10)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	198	138
Net inc./(dec.) in short-term debt secured by accounts receivable	50	(20)
Distribution to noncontrolling interest partners	(28)	(22)
Net cash used by financing activities	(51)	(36)

Effect of foreign exchange rate changes on cash and
cash equivalents	3	(25)

Increase (Decrease) in cash and cash equivalents	13	(30)
Cash and cash equivalents, July 1	311	250
Cash and cash equivalents, September 30	$324	$220

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$14	$5
Cash paid during the period for income taxes (net of refunds)	30	44

Non-cash Investing and Financing Activities
Retirement of obligation and exchange of property
Period ended balance of payables for plant, property, and equipment	$51	$37

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Nine Months Ended
	September 30,
	2016	2015

Operating activities:
Net income	$372	$220
Adjustments to reconcile net income
to net cash provided by operating activities -
Depreciation and amortization of other intangibles	159	154
Stock-based compensation	13	13
Deferred income taxes	(73)	(1)
Loss on sale of assets	2	2
Changes in components of working capital-
(Inc.)/dec. in receivables	(189)	(237)
(Inc.)/dec. in inventories	(61)	(65)
(Inc.)/dec. in prepayments and other current assets	(69)	(4)
Inc./(dec.) in payables	55	70
Inc./(dec.) in accrued taxes	10	(7)
Inc./(dec.) in accrued interest	9	13
Inc./(dec.) in other current liabilities	(7)	31
Changes in long-term assets	5	1
Changes in long-term liabilities	9	-
Other	4	(2)
Net cash provided by operating activities	239	188

Investing activities:
Proceeds from sale of assets	4	3
Cash payments for plant, property & equipment	(213)	(221)
Cash payments for software-related intangible assets	(15)	(13)
Change in restricted cash	(1)	1
Net cash used by investing activities	(225)	(230)

Financing activities:
Issuance of common shares	11	5
Purchase of common stock under the share repurchase program	(146)	(158)
Tax impact from stock-based compensation	(10)	1
Issuance of long-term debt	508	1
Debt issuance costs on long-term debt	(8)	(1)
Retirement of long-term debt	(527)	(25)
Net inc./(dec.) in bank overdrafts	4	(21)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on
long-term debt and short-term borrowings secured by accounts receivable	223	223
Net inc./(dec.) in short-term debt secured by accounts receivable	20	30
Distribution to noncontrolling interest partners	(55)	(44)
Net cash provided by financing activities	20	11

Effect of foreign exchange rate changes on cash and
cash equivalents	3	(31)

Increase (Decrease) in cash and cash equivalents	37	(62)
Cash and cash equivalents, January 1	287	282
Cash and cash equivalents, September 30	$324	$220

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$62	$38
Cash paid during the period for income taxes (net of refunds)	88	79

Non-cash Investing and Financing Activities
Retirement of obligation and exchange of property
Period ended balance of payables for plant, property, and equipment	$51	$37

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q3 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$180

Net income attributable to noncontrolling interests										17

Net income										197

Income tax benefit										(69)

Interest expense (net of interest capitalized)										24

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$44	$30	$37	$111	$37	$11	$15	$63	$(22)	152

Depreciation and amortization of other intangibles	18	11	7	36	9	7	1	17	-	53

Total EBITDA including noncontrolling interests (2)	$62	$41	$44	$147	$46	$18	$16	$80	$(22)	$205

	Q3 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$52

Net income attributable to noncontrolling interests										14

Net income										66

Income tax expense										34

Interest expense (net of interest capitalized)										16

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$58	$14	$31	$103	$39	$(21)	$9	$27	$(14)	116

Depreciation and amortization of other intangibles	15	10	7	32	8	11	2	21	-	53

Total EBITDA including noncontrolling interests (2)	$73	$24	$38	$135	$47	$(10)	$11	$48	$(14)	$169
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q3 2016				Q3 2015
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$205	$152	$180	$3.21	$169	$116	$52	$0.88

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			7	7	6	0.10	31	35	33	0.55
Costs related to refinancing			-	-	5	0.09	-	-	-	-
Net tax adjustments			-	-	(105)	(1.87)	-	-	(12)	(0.21)

Non-GAAP earnings measures			$212	$159	$86	$1.53	$200	$151	$73	$1.22

	Q3 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$44	$30	$37	$111	$37	$11	$15	$63	$(22)	$152
Restructuring and related expenses	-	1	1	2	5	-	-	5	-	7
Adjusted EBIT	$44	$31	$38	$113	$42	$11	$15	$68	$(22)	$159

	Q3 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$58	$14	$31	$103	$39	$(21)	$9	$27	$(14)	$116
Restructuring and related expenses	-	2	2	4	1	29	1	31	-	35
Adjusted EBIT	$58	$16	$33	$107	$40	$8	$10	$58	$(14)	$151
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS(2)
Unaudited
(Millions)

	YTD 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$323

Net income attributable to noncontrolling interests										49

Net income										372

Income tax expense										5

Interest expense (net of interest capitalized)										76

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$172	$75	$109	$356	$127	$19	$38	$184	$(87)	453

Depreciation and amortization of other intangibles	50	32	20	102	26	26	5	57	-	159

Total EBITDA including noncontrolling interests (2)	$222	$107	$129	$458	$153	$45	$43	$241	$(87)	$612

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$179

Net income attributable to noncontrolling interests										41

Net income										220

Income tax expense										122

Interest expense (net of interest capitalized)										49

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$179	$36	$86	$301	$125	$(1)	$27	$151	$(61)	391

Depreciation and amortization of other intangibles	49	30	19	98	25	26	5	56	-	154

Total EBITDA including noncontrolling interests (2)	$228	$66	$105	$399	$150	$25	$32	$207	$(61)	$545
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2016				YTD 2015
			EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Net income attributable to Tenneco Inc.	Per Share
Earnings Measures			$612	$453	$323	$5.67	$545	$391	$179	$2.94

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			23	26	23	0.40	43	47	43	0.71
Costs related to refinancing			-	-	15	0.27	-	-	-	-
Net tax adjustments			-	-	(106)	(1.85)	-	-	(9)	(0.16)

Non-GAAP earnings measures			$635	$479	$255	$4.49	$588	$438	$213	$3.49

	YTD 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$172	$75	$109	$356	$127	$19	$38	$184	$(87)	$453
Restructuring and related expenses	-	2	1	3	6	17	-	23	-	26
Adjusted EBIT	$172	$77	$110	$359	$133	$36	$38	$207	$(87)	$479

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$179	$36	$86	$301	$125	$(1)	$27	$151	$(61)	$391
Restructuring and related expenses	-	4	3	7	2	36	2	40	-	47
Adjusted EBIT	$179	$40	$89	$308	$127	$35	$29	$191	$(61)	$438
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q3 2016
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$716	$248	$468	$-	$468
Europe, South America & India	487	181	306	(11)	317
Asia Pacific	257	55	202	(8)	210
Total Clean Air Division	1,460	484	976	(19)	995

Ride Performance Division
North America	306	-	306	(2)	308
Europe, South America & India	258	-	258	(7)	265
Asia Pacific	72	-	72	(3)	75
Total Ride Performance Division	636	-	636	(12)	648

Total Tenneco Inc.	$2,096	$484	$1,612	$(31)	$1,643

	Q3 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$720	$251	$469	$-	$469
Europe, South America & India	453	166	287	-	287
Asia Pacific	235	58	177	-	177
Total Clean Air Division	1,408	475	933	-	933

Ride Performance Division
North America	330	-	330	-	330
Europe, South America & India	236	-	236	-	236
Asia Pacific	51	-	51	-	51
Total Ride Performance Division	617	-	617	-	617

Total Tenneco Inc.	$2,025	$475	$1,550	$-	$1,550
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2016
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,252	$792	$1,460	$(1)	$1,461
Europe, South America & India	1,498	548	950	(45)	995
Asia Pacific	777	173	604	(27)	631
Total Clean Air Division	4,527	1,513	3,014	(73)	3,087

Ride Performance Division
North America	952	-	952	(10)	962
Europe, South America & India	771	-	771	(47)	818
Asia Pacific	194	-	194	(10)	204
Total Ride Performance Division	1,917	-	1,917	(67)	1,984

Total Tenneco Inc.	$6,444	$1,513	$4,931	$(140)	$5,071

	YTD 2015
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,150	$760	$1,390	$-	$1,390
Europe, South America & India	1,381	500	881	-	881
Asia Pacific	743	174	569	-	569
Total Clean Air Division	4,274	1,434	2,840	-	2,840

Ride Performance Division
North America	1,021	-	1,021	-	1,021
Europe, South America & India	718	-	718	-	718
Asia Pacific	165	-	165	-	165
Total Ride Performance Division	1,904	-	1,904	-	1,904

Total Tenneco Inc.	$6,178	$1,434	$4,744	$-	$4,744

(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q3 2016 vs. Q3 2015 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$(4)	(1%)	$(1)	0%
Europe, South America & India	34	8%	30	10%
Asia Pacific	22	9%	33	19%
Total Clean Air Division	52	4%	62	7%

Ride Performance Division
North America	(24)	(7%)	(22)	(7%)
Europe, South America & India	22	9%	29	12%
Asia Pacific	21	41%	24	47%
Total Ride Performance Division	19	3%	31	5%

Total Tenneco Inc.	$71	4%	$93	6%

	YTD Q3 2016 vs. YTD Q3 2015 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$102	5%	$71	5%
Europe, South America & India	117	8%	114	13%
Asia Pacific	34	5%	62	11%
Total Clean Air Division	253	6%	247	9%

Ride Performance Division
North America	(69)	(7%)	(59)	(6%)
Europe, South America & India	53	7%	100	14%
Asia Pacific	29	18%	39	24%
Total Ride Performance Division	13	1%	80	4%

Total Tenneco Inc.	$266	4%	$327	7%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended September 30,

		2016		2015

Total debt		$1,434		$1,341

Total cash		326		222

Debt net of cash balances (1)		$1,108		$1,119

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$832		$776

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)		1.3x		1.4x

	Q4 15	Q1 16	Q2 16	Q3 16	Q3 16 LTM

Net income attributable to Tenneco Inc.	$68	$57	$86	$180	$391

Net income attributable to noncontrolling interests	15	15	17	17	64

Income tax expense (benefit)	27	34	40	(69)	32

Interest expense (net of interest capitalized)	18	18	34	24	94

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	128	124	177	152	581

Depreciation and amortization of other intangibles	49	54	52	53	208

Total EBITDA including noncontrolling interests (2)	177	178	229	205	789

Restructuring and related expenses	16	11	5	7	39

Pension charges (5)	4	-	-	-	4

Total Adjusted EBITDA including noncontrolling interest (3)	$197	$189	$234	$212	$832

	Q4 14	Q1 15	Q2 15	Q3 15	Q3 15 LTM

Net income attributable to Tenneco Inc.	$21	$49	$78	$52	$200

Net income attributable to noncontrolling interests	15	14	13	14	56

Income tax expense	14	41	47	34	136

Interest expense (net of interest capitalized)	33	16	17	16	82

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	83	120	155	116	474

Depreciation and amortization of other intangibles	53	50	51	53	207

Total EBITDA including noncontrolling interests (2)	136	170	206	169	681

Restructuring and related expenses	20	5	7	31	63

Pension/Postretirement charges (5)	32	-	-	-	32

Total Adjusted EBITDA including noncontrolling interest (3)	$188	$175	$213	$200	$776
(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze the company's EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of the company's credit position and progress toward reducing the company's financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Charges related to Pension derisking and postretirement medical true-up.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)
	Q3 2016
				Substrate	Value-add
			Revenues	Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$1,568	$(31)	$1,599	$433	$1,166
Original equipment commercial truck, off-highway and other revenues	208	(3)	211	59	152
Aftermarket revenues	320	(5)	325	-	325
Net sales and operating revenues	$2,096	$(39)	$2,135	$492	$1,643

	Q3 2015
				Substrate	Value-add
			Revenues	Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$1,462	$-	$1,462	$411	$1,051
Original equipment commercial truck, off-highway and other revenues	234	-	234	64	170
Aftermarket revenues	329	-	329	-	329
Net sales and operating revenues	$2,025	$-	$2,025	$475	$1,550

	YTD 2016
				Substrate	Value-add
			Revenues	Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$4,765	$(114)	$4,879	$1,333	$3,546
Original equipment commercial truck, off-highway and other revenues	713	(16)	729	203	526
Aftermarket revenues	966	(33)	999	-	999
Net sales and operating revenues	$6,444	$(163)	$6,607	$1,536	$5,071

	YTD 2015
				Substrate	Value-add
			Revenues	Sales	Revenues
			Excluding	Excluding	Excluding
	Revenues	Currency	Currency	Currency	Currency

Original equipment light vehicle revenues	$4,450	$-	$4,450	$1,226	$3,224
Original equipment commercial truck, off-highway and other revenues	747	-	747	208	539
Aftermarket revenues	981	-	981	-	981
Net sales and operating revenues	$6,178	$-	$6,178	$1,434	$4,744
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q3 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$716	$487	$257	$1,460	$306	$258	$72	$636	$-	$2,096

Less: Substrate sales	248	181	55	484	-	-	-	-	-	484

Value-add revenues	$468	$306	$202	$976	$306	$258	$72	$636	$-	$1,612

EBIT	$44	$30	$37	$111	$37	$11	$15	$63	$(22)	$152

EBIT as a % of revenue	6.1%	6.2%	14.4%	7.6%	12.1%	4.3%	20.8%	9.9%		7.3%
EBIT as a % of value-add revenue	9.4%	9.8%	18.3%	11.4%	12.1%	4.3%	20.8%	9.9%		9.4%

Adjusted EBIT	$44	$31	$38	$113	$42	$11	$15	$68	$(22)	$159

Adjusted EBIT as a % of revenue	6.1%	6.4%	14.8%	7.7%	13.7%	4.3%	20.8%	10.7%		7.6%
Adjusted EBIT as a % of value-add revenue	9.4%	10.1%	18.8%	11.6%	13.7%	4.3%	20.8%	10.7%		9.9%

	Q3 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$720	$453	$235	$1,408	$330	$236	$51	$617	$-	$2,025

Less: Substrate sales	251	166	58	475	-	-	-	-	-	475

Value-add revenues	$469	$287	$177	$933	$330	$236	$51	$617	$-	$1,550

EBIT	$58	$14	$31	$103	$39	$(21)	$9	$27	$(14)	$116

EBIT as a % of revenue	8.1%	3.1%	13.2%	7.3%	11.8%	-8.9%	17.6%	4.4%		5.7%
EBIT as a % of value-add revenue	12.4%	4.9%	17.5%	11.0%	11.8%	-8.9%	17.6%	4.4%		7.5%

Adjusted EBIT	$58	$16	$33	$107	$40	$8	$10	$58	$(14)	$151

Adjusted EBIT as a % of revenue	8.1%	3.5%	14.0%	7.6%	12.1%	3.4%	19.6%	9.4%		7.5%
Adjusted EBIT as a % of value-add revenue	12.4%	5.6%	18.6%	11.5%	12.1%	3.4%	19.6%	9.4%		9.7%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2016
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$2,252	$1,498	$777	$4,527	$952	$771	$194	$1,917	$-	$6,444

Less: Substrate sales	792	548	173	1,513	-	-	-	-	-	1,513

Value-add revenues	$1,460	$950	$604	$3,014	$952	$771	$194	$1,917	$-	$4,931

EBIT	$172	$75	$109	$356	$127	$19	$38	$184	$(87)	$453

EBIT as a % of revenue	7.6%	5.0%	14.0%	7.9%	13.3%	2.5%	19.6%	9.6%		7.0%
EBIT as a % of value-add revenue	11.8%	7.9%	18.0%	11.8%	13.3%	2.5%	19.6%	9.6%		9.2%

Adjusted EBIT	$172	$77	$110	$359	$133	$36	$38	$207	$(87)	$479

Adjusted EBIT as a % of revenue	7.6%	5.1%	14.2%	7.9%	14.0%	4.7%	19.6%	10.8%		7.4%
Adjusted EBIT as a % of value-add revenue	11.8%	8.1%	18.2%	11.9%	14.0%	4.7%	19.6%	10.8%		9.7%

	YTD 2015
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$2,150	$1,381	$743	$4,274	$1,021	$718	$165	$1,904	$-	$6,178

Less: Substrate sales	760	500	174	1,434	-	-	-	-	-	1,434

Value-add revenues	$1,390	$881	$569	$2,840	$1,021	$718	$165	$1,904	$-	$4,744

EBIT	$179	$36	$86	$301	$125	$(1)	$27	$151	$(61)	$391

EBIT as a % of revenue	8.3%	2.6%	11.6%	7.0%	12.2%	-0.1%	16.4%	7.9%		6.3%
EBIT as a % of value-add revenue	12.9%	4.1%	15.1%	10.6%	12.2%	-0.1%	16.4%	7.9%		8.2%

Adjusted EBIT	$179	$40	$89	$308	$127	$35	$29	$191	$(61)	$438

Adjusted EBIT as a % of revenue	8.3%	2.9%	12.0%	7.2%	12.4%	4.9%	17.6%	10.0%		7.1%
Adjusted EBIT as a % of value-add revenue	12.9%	4.5%	15.6%	10.8%	12.4%	4.9%	17.6%	10.0%		9.2%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating the company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2) - Original equipment commercial truck, off-highway and other revenues
Unaudited
(Millions)

	2016
	Q1			Q2			Q3			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air Division
North America	$92	$26	$66	$86	$28	$58	$63	$22	$41	$241	$76	$165
Europe, South America & India	73	29	44	79	30	49	64	24	40	216	83	133
Asia Pacific	35	14	21	36	14	22	33	12	21	104	40	64
Total Clean Air Division	200	69	131	201	72	129	160	58	102	561	199	362

Total Ride Performance Division	52	-	52	52	-	52	48	-	48	152	-	152

Total Tenneco Inc.	$252	$69	$183	$253	$72	$181	$208	$58	$150	$713	$199	$514

	2015
	Q1			Q2			Q3			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air Division
North America	$86	$31	$55	$87	$31	$56	$81	$27	$54	$254	$89	$165
Europe, South America & India	73	29	44	75	31	44	65	26	39	213	86	127
Asia Pacific	31	12	19	26	10	16	31	11	20	88	33	55
Total Clean Air Division	190	72	118	188	72	116	177	64	113	555	208	347

Total Ride Performance Division	67	-	67	68	-	68	57	-	57	192	-	192

Total Tenneco Inc.	$257	$72	$185	$256	$72	$184	$234	$64	$170	$747	$208	$539
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

CONTACT:
Tenneco
Investor inquiries:
Linae Golla
847-482-5162
lgolla@tenneco.com
or
Media inquiries:
Bill Dawson
847-482-5807
bdawson@tenneco.com